UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2018

Nuveen

Closed-End Funds

JGH	Nuveen Global High Income Fund

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Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade concern rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

August 24, 2018

Portfolio Managers’ Comments

Nuveen Global High Income Fund (JGH)

Nuveen Global High Income Fund (JGH) features portfolio management by Nuveen Asset Management, LLC (NAM) an affiliate of Nuveen, LLC. The Fund’s portfolio managers are Timothy A. Palmer, CFA, Jeffrey T. Schmitz, CFA, and John T. Fruit, CFA.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2018.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2018?

The Fund’s investment objective is to seek a high level of current income. In an effort to achieve this objective, the Fund is invested using NAM’s diversified global high income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum. The Fund is allowed to invest in the following security types: U.S. high yield bonds, non-U.S. high yield bonds from developed and emerging markets and other income producing investments such as preferred and convertible securities. The Fund’s mandate is to invest at least 65% of managed assets in securities rated lower than investment grade at the time of purchase or, if non-rated, judged to be of comparable quality by the management team. At least 40% of the Fund’s assets will be invested in securities issued by non-U.S. entities and up to 25% will be invested in debt obligations from issuers located in emerging market (EM) countries. Up to 15% of the Fund’s assets may be in unhedged non-U.S. dollar-denominated securities.

In addition, the Fund may use derivatives as part of its management strategy and will typically use leverage, which is discussed in more detail in the Fund Leverage section of this report. Derivatives related to foreign currencies will only be used to hedge the currency risk of the Fund’s investments in non-U.S. dollar denominated securities, while other derivative types may be used to manage the Fund’s interest rate sensitivity or in an effort to increase the Fund’s yield or enhance returns.

How did the Fund perform during this six-month reporting period ended June 30, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended June 30, 2018. For the six-month reporting period ended June 30, 2018, the Fund’s total return at net asset value (NAV) outperformed the Bloomberg Barclays Global High Yield Hedged Index.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

At the beginning of the reporting period, a string of volatility-inducing episodes created headwinds for the high yield asset class. Concerns over an uptick in inflation and a swifter-than-expected lift-off in Treasury yields acted as the initial catalyst for the selloff in risk assets. Next, headline risk stemming from the Trump administration’s restrictive trade policies, weakness in emerging markets and a selloff among large-cap technology stocks helped exacerbate market volatility, the former of which seemed to pose a bigger concern for corporate fundamentals. Despite these significant headwinds, high yield bonds remained fairly resilient during the reporting period. The strengthening U.S. economy and solid global growth conditions helped keep fundamentals firm for the high yield asset class, while the segment continued to benefit from a strong technical backdrop, especially when compared to the investment grade market. Net new issuance for high yield bonds year-to-date through June 30, 2018 ran about 30% lower than last year and the excess amount of cash coming in the form of coupons, calls and maturities far outpaced the volume of new issuance. Although default activity increased modestly, much of that was due to the March 2018 bankruptcy filing of iHeart Communications (Clear Channel), a modest index constituent that was stressed for some time. Without that episode, high yield defaults would be trending lower than 2017. As of June 30, 2018, Moody’s Credit Transition Model was forecasting that the global default rate will fall to 2.1% by the end of 2018 from 2.6% in 2017 and 4.5% in 2016, which is well below the 3.5% long-term average.

Spreads versus Treasuries ended the reporting period wider at 381 basis points over Treasuries versus where they started at 338 basis points. Returns in the segment were under pressure with the global high yield asset class falling by 1.80% during the reporting period as measured by the Bloomberg Barclays Global High Yield Hedged Index. In the lower quality issues (CCC) segment, spreads actually tightened modestly due to improving fundamentals and less sensitivity to rates, while spreads for single B and BB rated securities were marginally wider. This led to much better performance out of the CCC rated segment over the six-month reporting period. However, the size of the CCC index has been shrinking since the bottom of the last credit cycle and represents just 8% of the global high yield index, thereby making it hard for the segment to drive returns in the overall market.

Much of the strength in lower rated securities was due to the rebound in the energy sector. Other relatively strong performing sectors included communications, chemicals and retailers. The weakest performing sector by a significant degree was sovereigns at -6.38%, which also happens to be the largest segment of the index at 25%. That segment was hindered by heightened volatility in Argentina, Brazil and Turkey. Elsewhere from a sector standpoint, the weak spots within global high yield were European financials and consumer cyclicals (primarily autos and home construction).

Our credit selection, sector weights and use of leverage provided the Fund with an attractive yield advantage over many other high yield funds during the reporting period. We maintained a down-in-quality bias in the Fund’s portfolio with a keen focus on bottom-up fundamental research, which continued to benefit performance. Because lower quality securities outperformed during the reporting period, our overweight to CCC rated securities and underweight to BB rated securities aided performance. Securities rated BB underperformed due to their generally longer durations, while CCC rated securities outperformed because their incrementally higher yield helped offset the rise in Treasury rates. Also, the Fund’s substantial underweight in foreign and sovereign government debt benefited performance. In addition, security selection within the exploration and production (E&P) and oil field services segments of the energy sector was a net benefactor.

Detractors from performance included the Fund’s exposure to preferred securities, particularly European financial preferreds, which proved to be a drag due to volatility and downward pressure caused by political developments in Italy. The Fund’s underweights to health care and pharmaceuticals also detracted because both sectors benefited from improved earnings and rebounded from recent weaknesses tied to lower hospital volumes and an uncertain regulatory environment. An additional detractor was an overweight to the metals and mining sectors, which are caught in the cross hairs of the current trade war/tariff issues.

At the end of the reporting period, we continued to overweight and find selective opportunities in improving CCC rated credits, but have also started to find long-term value in BB rated securities. The BB rated segment underperformed CCCs rather meaningfully with the spread ratio, as measured by yield-to-worst, hitting three-year lows. We were comfortable adding some duration exposure to the Fund in the near term, and would be willing to add to this position if rates were to move higher. That said, we still prefer more of a barbell approach when it comes to credit risk because the economy appears supportive of valuations in select CCC rated securities. If risk aversion accelerates, then BB rated credits should benefit and potentially outperform. If alternatively, the recent volatility seen in equities and investment grade credit proves to be technical in nature and subsides, we expect that lower quality issues would do well because of the segment’s attractive incremental yield and potential for price gains. Given the worrisome prospect of an escalating trade war and other sources of pressure on risk markets, it seemed reasonable to marginally upgrade overall portfolio quality while the opportunity cost of doing so wasn’t great. We believe the continued global economic expansion should be constructive for cyclical sectors such as manufacturing, chemicals, mining, energy, homebuilding and other consumer cyclicals; therefore, we continued to look for attractive opportunities to overweight those sectors. The Fund ended the reporting period with a modest overweight to the energy industry, and underweights in the health care, cable/satellite communications and technology industries mainly based on valuation considerations. Consistent with the Fund’s mandate, investments in foreign-domiciled companies represented roughly 42% of holdings at the end of the reporting period. After the U.S., the next three largest countries of investment were Canada, the U.K. and Mexico.

We kept the Fund’s average duration modestly shorter than the benchmark’s duration to lessen its sensitivity to rising interest rates. We continue to believe that high yield offers more of a buffer from interest rate moves than other fixed income asset classes. The asset class has a naturally low duration and its incremental yield helps mitigate price movements in a rising rate environment.

The Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These positions had a negligible impact on performance. The Fund also used forward foreign currency contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures. The overall effect of these contracts was negligible during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a positive impact on performance during this reporting period.

The Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on performance during this reporting period.

As of June 30, 2018, the Fund’s percentages of leverage are shown in the accompanying table.

JGH
Effective Leverage*	29.89%
Regulatory Leverage*	29.89%
*

Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2018	Draws	Paydowns	June 30, 2018	Average Balance Outstanding	Draws	Paydowns	August 27, 2018
$175,200,000	$ —	$ —	$175,200,000	$175,200,000	$ —	$ —	$175,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2018. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
January 2018	$0.1200
February	0.1200
March	0.1200
April	0.1200
May	0.1200
June 2018	0.1070
Total Distributions	$0.7070

Current Distribution Rate*	8.32%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the Fund’s distributions, a return of capital for tax purposes.

The Fund pays a regular monthly distribution to shareholders based on dividends and interest received from portfolio securities, net of expense. The Fund invests in a global high income strategy which blends high-yield bonds and other income producing securities. The Fund utilizes a currency hedging strategy which allows up to 15% of the Fund’s assets to be in unhedged non-U.S. dollar-denominated securities. When a non-U.S. dollar denominated fixed-income security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, while net currency losses will offset any net income from dividends and interest. Year-to date, the Fund has experienced net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses offset a portion of the Fund’s net investment income from dividends and interest. Consequently, a portion of the distributions paid year-to-date are being re-characterized as return of capital, which is identified in the table below.

As of June 30, 2018, the Fund had a zero UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

Share Information (continued)

The figures in the table below provide an estimate of the sources of distributions as of the date listed. These estimates may, and likely will change, and should not be used for tax reporting purposes. The Fund attributes these estimates equally to each regular distribution throughout the fiscal year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the fiscal year. The final determination for all distributions paid in 2018 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/closed-end-funds.

Data as of June 30, 2018

Fiscal YTD Estimated Source of Distribution			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital
91.58%	0.0%	8.42%	$0.7070	$0.6475	$0.0000	$0.0595
[1]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2018

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
11/24/2014	$0.1070	7.26%	3.73%	4.86%	4.00%	(0.63)%

SHARE REPURCHASES

During August 2018 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JGH
Shares cumulatively repurchased and retired	845,318
Shares authorized for repurchase	2,325,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2018, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGH
NAV	$17.69
Share price	$15.44
Premium/(Discount) to NAV	(12.72)%
6-month average premium/(discount) to NAV	(10.95)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

JGH	Nuveen Global High Income Fund Performance Overview and Holding Summaries as of June 30, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2018

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JGH at NAV	(0.63)%	3.73%	4.86%
JGH at Share Price	(4.61)%	(0.27)%	4.63%
Bloomberg Barclays Global High Yield Hedged Index	(1.80)%	1.14%	5.20%

Since inception returns are from 11/24/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	114.6%
$1,000 Par (or similar) Institutional Preferred	8.0%
Contingent Capital Securities	7.7%
Sovereign Debt	7.5%
$25 Par (or similar) Retail Preferred	0.7%
Common Stocks	0.3%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	1.0%
Net Assets Plus Borrowings	142.6%
Borrowings	(42.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	11.7%
Metals & Mining	7.2%
Banks	6.9%
Media	6.2%
Sovereign Debt	5.3%
Diversified Telecommunication Services	4.8%
Hotels, Restaurants & Leisure	3.8%
Commercial Services & Supplies	3.8%
Diversified Financial Services	3.7%
Wireless Telecommunication Services	2.9%
Food Products	2.6%
Health Care Providers & Services	2.6%
Capital Markets	2.5%
Chemicals	2.4%
Road & Rail	2.0%
Energy Equipment & Services	1.9%
Independent Power & Renewable Electricity Producers	1.7%
Consumer Finance	1.7%
Pharmaceuticals	1.6%
Household Durables	1.4%
Real Estate Management & Development	1.3%
Other	20.0%
Repurchase Agreements	2.0%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

A	0.6%
BBB	12.2%
BB or Lower	85.9%
N/R (not rated)	1.3%
Total	100%

Country Allocation

(% of total investments)

United States	58.7%
Canada	7.5%
United Kingdom	5.0%
Mexico	2.4%
Brazil	2.2%
Luxembourg	2.0%
Australia	1.8%
France	1.4%
Netherlands	1.4%
Italy	1.2%
South Africa	1.2%
Other	15.2%
Total	100%

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JGH; at this meeting the shareholders were asked to elect Board Members.

JGH
Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	20,482,223
Withhold	612,848
Total	21,095,071
Jack B. Evans
For	20,463,518
Withhold	631,553
Total	21,095,071
Albin F. Moschner
For	20,453,233
Withhold	641,838
Total	21,095,071
William J. Schneider
For	20,468,410
Withhold	626,661
Total	21,095,071

JGH	Nuveen Global High Income Fund Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.8% (98.0% of Total Investments)

	CORPORATE BONDS – 114.6% (80.9% of Total Investments)

	Aerospace & Defense – 1.7%

$2,000	Bombardier Inc., 144A	7.500%	3/15/25	B	$2,082,500
1,000	BWX Technologies Inc., 144A	5.375%	7/15/26	BB+	1,012,500
1,700	TransDigm Inc.	6.375%	6/15/26	B–	1,687,250
2,400	Triumph Group Inc.	4.875%	4/01/21	B–	2,310,000
	Total Aerospace & Defense				7,092,250

	Air Freight & Logistics – 0.4%

2,000	Mexico City Airport Trust, 144A	5.500%	7/31/47	BBB+	1,782,000

	Airlines – 1.3%

2,352	Air Canada, 144A	7.750%	4/15/21	BB	2,510,760
3,000	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	2,985,000
	Total Airlines				5,495,760

	Auto Components – 0.5%

1,000	American Axle & Manufacturing Inc.	6.250%	4/01/25	BB–	992,500
1,100	Tenneco Inc.	5.375%	12/15/24	BB–	1,047,750
	Total Auto Components				2,040,250

	Automobiles – 0.6%

1,350	Aston Martin Capital Holdings Ltd, 144A	6.500%	4/15/22	B	1,377,675
1,144	Jaguar Land Rover Automotive PLC, 144A	4.500%	10/01/27	BB+	1,021,020
	Total Automobiles				2,398,695

	Banks – 1.7%

1,002	Curo Financial Technologies Corporation, 144A	12.000%	3/01/22	B–	1,087,170
2,750	Popular Inc.	7.000%	7/01/19	BB–	2,791,250
2,500	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	2,632,139
445	Standard Chartered PLC, 144A	5.700%	3/26/44	A–	464,171
	Total Banks				6,974,730

	Building Products – 1.1%

1,870	American Woodmark Corp, 144A	4.875%	3/15/26	BB	1,771,825
1,750	Builders FirstSource, Inc., 144A	5.625%	9/01/24	BB–	1,706,250
1,000	Euramax International Inc., 144A	12.000%	8/15/20	B–	1,050,000
	Total Building Products				4,528,075

	Capital Markets – 0.9%

1,750	DKT Finance ApS, 144A, (WI/DD)	9.375%	6/17/23	B–	1,769,687
2,000	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	2,095,000
	Total Capital Markets				3,864,687

	Chemicals – 3.4%

1,000	Chemours Co	5.375%	5/15/27	BB–	967,500
2,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,060,000
2,550	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	2,492,624
1,000	Hexion Inc., 144A	10.375%	2/01/22	CCC+	980,000
1,000	Hexion Inc.	6.625%	4/15/20	CCC+	936,400
1,800	Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	1,840,500
2,250	OCI NV, 144A	6.625%	4/15/23	BB–	2,285,325
2,500	Tronox Inc., 144A	6.500%	4/15/26	B–	2,484,375
	Total Chemicals				14,046,724

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies – 4.9%

$1,500	ADT Corp/The	4.125%	6/15/23	BB–	$1,406,250
2,250	Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B	2,238,750
2,000	APX Group, Inc.	7.875%	12/01/22	B1	1,987,500
1,200	Arch Merger Sub Inc., 144A	8.500%	9/15/25	B–	1,119,000
2,000	Brinks Company, 144A	4.625%	10/15/27	BB+	1,850,000
2,500	Cimpress NV, 144A	7.000%	6/15/26	B+	2,553,125
2,755	Covanta Holding Corporation	5.875%	3/01/24	B1	2,713,675
3,250	Hulk Finance Corp, 144A	7.000%	6/01/26	B–	3,111,875
2,000	Olympus Merger Sub, Inc., 144A	8.500%	10/15/25	B3	1,825,000
1,500	R.R. Donnelley & Sons Company	6.500%	11/15/23	B	1,477,500
	Total Commercial Services & Supplies				20,282,675

	Communications Equipment – 0.5%

2,315	ViaSat Inc., 144A	5.625%	9/15/25	BB–	2,176,100

	Construction & Engineering – 1.2%

2,500	Michael Baker Holdings LLC Finance Corporation, 144A	8.750%	3/01/23	Caa1	2,437,500
750	New Enterprise Stone & Lime Co Inc., 144A	6.250%	3/15/26	B+	757,500
1,100	Shea Homes LP, 144A	6.125%	4/01/25	BB–	1,094,500
500	Tutor Perini Corporation, 144A	6.875%	5/01/25	BB–	500,625
	Total Construction & Engineering				4,790,125

	Construction Materials – 1.0%

4,000	Cemex SAB de CV, 144A	5.700%	1/11/25	BB	3,954,000

	Consumer Finance – 2.4%

2,000	Ally Financial Inc.	4.625%	3/30/25	BB+	1,970,000
2,250	Credit Acceptance Corporation	7.375%	3/15/23	BB	2,323,125
1,250	Enova International, Inc., 144A	8.500%	9/01/24	B–	1,293,750
1,000	Navient Corporation	7.250%	9/25/23	BB	1,047,500
3,000	TMX Finance LLC / TitleMax Finance Corp, 144A	11.125%	4/01/23	B–	3,045,000
	Total Consumer Finance				9,679,375

	Containers & Packaging – 0.5%

2,000	W/S Packaging Holdings Inc., 144A	9.000%	4/15/23	B	2,025,000

	Distributors – 0.4%

1,500	American Builders & Contractors Supply Co Inc., 144A	5.875%	5/15/26	B+	1,475,625

	Diversified Financial Services – 4.9%

2,000	Avation Capital SA, 144A	6.500%	5/15/21	BB–	2,010,000
2,000	CNG Holdings Inc., 144A	9.375%	5/15/20	CCC+	1,985,000
4,500	Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	4,318,650
2,410	Jefferies Finance LLC Corporation, 144A	7.250%	8/15/24	BB–	2,361,800
1,750	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	10/01/25	BB	1,642,462
1,980	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	1,954,834
2,355	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	2,172,017
1,470	Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	1,470,191
2,540	Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,373,351
	Total Diversified Financial Services				20,288,305

	Diversified Telecommunication Services – 6.3%

1,500	CenturyLink Inc.	5.800%	3/15/22	BB	1,485,000
800	Colombia Telecommunicaciones S.A. ESP, 144A	5.375%	9/27/22	BB+	794,800
1,000	Consolidated Communications Finance Company	6.500%	10/01/22	B–	932,500
2,000	Embarq Corporation	7.995%	6/01/36	BB	1,887,500
2,500	Frontier Communications Corporation	6.250%	9/15/21	B	2,220,000
2,000	Frontier Communications Corp, 144A	8.500%	4/01/26	BB	1,930,000
1,250	GCI Inc.	6.875%	4/15/25	B+	1,294,125
905	Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	907,263
1,500	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	1,345,800

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$1,500	IntelSat Limited	8.125%	6/01/23	CCC–	$1,211,250
2,150	Level 3 Financing Inc.	5.250%	3/15/26	BB	2,044,865
2,000	Telecom Italia Capital	7.200%	7/18/36	BBB–	2,071,800
2,400	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB+	2,180,831
2,200	Windstream Corporation	6.375%	8/01/23	B	1,298,000
2,054	Xplornet Communications, Inc., 144A, (cash 9.625%, PIK (10.625%)	9.625%	6/01/22	CCC	2,136,093
2,000	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	1,965,000
	Total Diversified Telecommunication Services				25,704,827

	Electric Utilities – 0.9%

2,500	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	2,442,200
1,369	Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	1,402,133
	Total Electric Utilities				3,844,333

	Electrical Equipment – 0.2%

750	Energizer Gamma Acquisition Inc., 144A, (WI/DD)	6.375%	7/15/26	BB–	762,656

	Electronic Equipment, Instruments & Components – 0.8%

1,925	Ingram Micro Inc.	5.450%	12/15/24	BBB–	1,904,877
1,500	Itron Inc., 144A	5.000%	1/15/26	BB–	1,424,550
	Total Electronic Equipment, Instruments & Components				3,329,427

	Energy Equipment & Services – 2.7%

2,500	Ensco PLC.	7.750%	2/01/26	BB–	2,361,750
841	Noble Holding International Limited	7.750%	1/15/24	B	796,848
2,500	Oceaneering International Inc.	6.000%	2/01/28	BBB–	2,482,354
1,750	Pacific Drilling V Limited, 144A, (4)	7.250%	12/01/18	N/R	875,000
2,250	Parker Drilling Company	6.750%	7/15/22	B–	1,642,500
2,000	Precision Drilling Corporation, 144A	7.125%	1/15/26	BB	2,054,000
800	Transocean Inc., 144A	9.000%	7/15/23	B+	861,000
	Total Energy Equipment & Services				11,073,452

	Equity Real Estate Investment Trusts – 1.6%

3,350	Geo Group Inc.	6.000%	4/15/26	B+	3,249,500
2,250	Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	2,082,150
1,250	iStar Inc.	5.250%	9/15/22	BB	1,215,625
	Total Equity Real Estate Investment Trusts				6,547,275

	Food & Staples Retailing – 1.5%

2,000	Albertson’s, Inc.	7.450%	8/01/29	B–	1,620,000
3,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	3,042,000
1,500	Supervalu Inc.	7.750%	11/15/22	B	1,541,250
	Total Food & Staples Retailing				6,203,250

	Food Products – 2.5%

2,750	Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB–	2,530,000
1,000	JBS USA LUX SA / JBA USA Finance Inc., 144A	5.750%	6/15/25	B+	930,000
2,000	JBS USA LUX SA / JBS USA Finance Inc., 144A	6.750%	2/15/28	B+	1,889,400
2,000	Marfrig Holding Europe BV, 144A	8.000%	6/08/23	BB–	2,025,000
3,000	Post Holdings Inc., 144A	5.625%	1/15/28	B	2,812,500
	Total Food Products				10,186,900

	Gas Utilities – 1.2%

2,000	Ferrellgas LP	6.750%	1/15/22	B–	1,810,000
1,680	Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,629,600
1,500	Superior Plus LP / Superior General Partner Inc., 144A	7.000%	7/15/26	BB	1,511,250
	Total Gas Utilities				4,950,850

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Health Care Providers & Services – 3.7%

$2,072		Acadia Healthcare	5.625%	2/15/23	B	$2,087,540
2,000		Centene Escrow I Corp, 144A	5.375%	6/01/26	BB+	2,026,260
121		CHS/Community Health Systems Inc., 144A	8.125%	6/30/24	CCC–	99,976
1,088		Community Health Systems, Inc.	6.875%	2/01/22	CCC–	554,880
3,390		Community Health Systems, Inc.	6.250%	3/31/23	B	3,101,850
1,000		HCA Inc.	5.250%	6/15/26	BBB–	993,200
2,000		HCA Inc., 144A	5.500%	6/15/47	BBB–	1,835,000
2,000		Lifepoint Health Inc.	5.375%	5/01/24	Ba2	1,925,000
1,750		Tenet Healthcare Corp	4.625%	7/15/24	BB–	1,657,600
1,000		Tenet Healthcare Corporation	6.750%	6/15/23	B–	995,000
		Total Health Care Providers & Services				15,276,306

		Health Care Technology – 0.7%

2,995		Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	3,058,644

		Hotels, Restaurants & Leisure – 5.4%

3,250		1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	3,087,500
1,000		Carlson Travel, Inc., 144A	6.750%	12/16/23	B2	980,000
1,500		Carlson Travel, Inc., 144A	9.500%	12/15/24	Caa1	1,357,500
2,000		Golden Nugget, Inc., 144A	6.750%	10/15/24	B3	2,000,360
500		Golden Nugget, Inc., 144A	8.750%	10/01/25	CCC+	513,605
1,000		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	990,000
2,500		Hilton Domestic Operating Co Inc., 144A	5.125%	5/01/26	BB+	2,456,250
2,160		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB–	1,960,200
2,000		Scientific Games International Inc., 144A	5.000%	10/15/25	Ba3	1,905,000
1,500		Stars Group Holdings BV / Stars Group US Co-Borrower LLC, 144A, (WI/DD)	7.000%	7/15/26	B–	1,515,000
2,000		Viking Cruises Limited, 144A	5.875%	9/15/27	B	1,890,000
1,500		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	5.250%	5/15/27	BB–	1,402,500
2,000		Wynn Macau Limited, 144A	5.500%	10/01/27	B+	1,910,000
		Total Hotels, Restaurants & Leisure				21,967,915

		Household Durables – 2.0%

3,000		Apex Tool Group LLC / BC Mountain Finance Inc., 144A	9.000%	2/15/23	B–	2,902,500
1,500		Beazer Homes USA Inc.	5.875%	10/15/27	B–	1,306,530
750		M-I Homes Inc.	5.625%	8/01/25	BB–	701,250
2,175		William Lyon Homes Incorporated	5.875%	1/31/25	B+	2,058,094
1,356	CAD	Yellow Pages Digital & Media Solutions Inc., 144A	10.000%	11/01/22	B+	1,054,647
		Total Household Durables				8,023,021

		Independent Power & Renewable Electricity Producers – 2.4%

2,500		Calpine Corporation, 144A	5.250%	6/01/26	BB+	2,356,250
1,250		GenOn Energy Inc., (4)	9.500%	10/15/18	N/R	1,137,500
2,000		NRG Energy Inc., 144A	5.750%	1/15/28	BB–	1,965,000
2,500		Talen Energy Supply LLC	6.500%	6/01/25	B+	1,906,250
2,500		TerraForm Power Operating LLC, 144A	5.000%	1/31/28	BB	2,368,750
		Total Independent Power & Renewable Electricity Producers				9,733,750

		Industrial Conglomerates – 1.4%

800		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	807,000
2,250		Icahn Enterprises Finance	6.750%	2/01/24	BB+	2,266,875
2,000		Stena International SA, 144A	5.750%	3/01/24	BB–	1,835,000
1,050		Techniplas, LLC, 144A	10.000%	5/01/20	B–	934,500
		Total Industrial Conglomerates				5,843,375

		Insurance – 0.7%

2,000		Genworth Holdings Inc.	4.800%	2/15/24	B	1,735,000
1,000		Wand Merger Corp, 144A, (WI/DD)	9.125%	7/15/26	B2	1,010,000
		Total Insurance				2,745,000

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Internet and Direct Marketing Retail – 0.6%

$2,250		Netflix Inc., 144A	5.875%	11/15/28	Ba3	$2,271,825

		Internet Software & Services – 0.6%

1,500		Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	1,507,500
1,500		Sungard Availability Services Capital, Inc., 144A	8.750%	4/01/22	Caa2	885,000
		Total Internet Software & Services				2,392,500

		IT Services – 0.4%

1,500		First Data Corporation, 144A	5.000%	1/15/24	BB+	1,488,750

		Leisure Products – 0.7%

3,100		Mattel Inc., 144A	6.750%	12/31/25	BB	3,018,625

		Machinery – 0.9%

1,500		Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,522,500
2,300		Navistar International Corporation, 144A	6.625%	11/01/25	B–	2,363,250
		Total Machinery				3,885,750

		Marine – 1.0%

2,900		Eletson Holdings Inc., 144A	9.625%	1/15/22	Caa2	1,827,000
1,000		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B–	821,250
1,500		Navios Maritime Holdings Inc., 144A	11.250%	8/15/22	B	1,425,000
		Total Marine				4,073,250

		Media – 8.8%

1,500		Altice S.A, 144A	7.750%	5/15/22	B–	1,451,250
2,000		AMC Networks Inc.	4.750%	8/01/25	BB	1,922,520
2,000		CBS Radio, Inc., 144A	7.250%	11/01/24	B–	1,905,000
2,000		CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	1,939,400
1,250		CSC Holdings Inc., 144A	5.375%	2/01/28	Ba2	1,156,250
1,250		Dish DBS Corporation	5.875%	11/15/24	BB	1,057,812
1,250		Dish DBS Corporation	7.750%	7/01/26	BB	1,095,312
500		iHeartCommunications, Inc., (4)	7.250%	10/15/27	C	122,500
1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,565,625
829		McClatchy Company	9.000%	12/15/22	B1	866,388
750		McGraw-Hill Global Education Holdings, 144A	7.875%	5/15/24	BB+	693,750
2,000		Meredith Corporation, 144A	6.875%	2/01/26	B	1,972,500
1,750		National CineMedia LLC	6.000%	4/15/22	Ba3	1,778,438
1,650		Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	1,819,125
1,260		Neptune Finco Corporation, 144A	10.875%	10/15/25	B2	1,452,528
1,550		Quebecor Media Inc.	5.750%	1/15/23	B+	1,581,000
2,250		Radio One Inc., 144A	7.375%	4/15/22	B	2,176,875
3,250		SFR Group SA, 144A	7.375%	5/01/26	B1	3,177,525
2,000		Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,972,500
1,255		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B+	1,292,650
3,500	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,773,031
2,500		VTR Finance BV, 144A	6.875%	1/15/24	BB–	2,511,750
		Total Media				36,283,729

		Metals & Mining – 10.1%

2,500		AK Steel Corporation	7.000%	3/15/27	B–	2,375,000
2,150		Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB+	2,267,369
1,500		Aleris International Inc., 144A	10.750%	7/15/23	CCC+	1,509,375
2,500		Allegheny Technologies Inc.	5.950%	1/15/21	B	2,512,500
3,000		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,989,500
565		Century Aluminum Company, 144A	7.500%	6/01/21	B+	569,238
1,200		Commercial Metals Co, 144A	5.750%	4/15/26	BB+	1,158,000
1,000		Constellium N.V, 144A	6.625%	3/01/25	B–	1,007,490
3,150		Eldorado Gold Corporation, 144A	6.125%	12/15/20	B	3,039,750
1,000		First Quantum Minerals Limited, 144A	7.000%	2/15/21	B	1,010,000
3,000		First Quantum Minerals Ltd, 144A	6.875%	3/01/26	B	2,872,500
2,000		FMG Resources, 144A	5.125%	5/15/24	BB+	1,902,500

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$1,500	Freeport-McMoRan Inc.	5.400%	11/14/34	BB+	$1,361,250
1,000	Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	Baa3	997,320
1,900	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	1,957,000
2,000	Northwest Acquisition/Dominion Finco Inc. , 144A	7.125%	11/01/22	BB	1,995,000
1,775	Novelis Corporation, 144A	5.875%	9/30/26	B+	1,699,562
2,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	2,035,000
1,000	Taseko Mines Limited, 144A	8.750%	6/15/22	B	1,020,000
1,922	Teck Resources Limited	4.750%	1/15/22	BB+	1,926,017
1,750	United States Steel Corporation	6.875%	8/15/25	BB–	1,760,413
2,485	Vale Overseas Limited	6.875%	11/10/39	BBB+	2,814,263
900	Warrior Met Coal LLC, 144A	8.000%	11/01/24	BB–	929,250
	Total Metals & Mining				41,708,297

	Oil, Gas & Consumable Fuels – 14.8%

1,349	Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	1,483,900
1,500	Calfrac Holdings LP, 144A	8.500%	6/15/26	B–	1,507,500
2,732	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	2,479,290
460	California Resources Corporation	6.000%	11/15/24	CCC–	374,900
1,500	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.750%	4/15/23	B–	1,503,750
1,185	Calumet Specialty Products	6.500%	4/15/21	B–	1,179,075
500	CGG Holding US Inc., 144A	9.000%	5/01/23	B	516,250
3,000	Chesapeake Energy Corp	8.000%	6/15/27	CCC+	3,052,500
1,500	Denbury Resources Inc., 144A	9.000%	5/15/21	B	1,585,800
1,000	Denbury Resources Incorporated	4.625%	7/15/23	CCC–	872,800
1,600	DOF Subsea AS, 144A	9.500%	3/14/22	N/R	1,519,632
1,500	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	8.000%	2/15/25	Caa2	1,162,500
1,250	EP Energy LLC and Everest Acquisition Finance, Inc., 144A	9.375%	5/01/24	Caa2	1,025,000
2,000	FTS International Inc.	6.250%	5/01/22	B	2,017,400
1,250	GasLog Limited	8.875%	3/22/22	N/R	1,296,875
2,100	Genesis Energy LP	6.500%	10/01/25	BB–	2,016,000
1,000	Gulfport Energy Corporation	6.375%	5/15/25	BB–	972,500
1,750	MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,634,063
1,500	Moss Creek Resources Holdings, 144A	7.500%	1/15/26	B+	1,465,740
2,000	Oasis Petroleum Inc., 144A	6.250%	5/01/26	BB–	2,020,000
2,180	Par Petroleum LLC / Petroleum Finance Corp., 144A	7.750%	12/15/25	BB–	2,218,150
2,095	PBF Holding Company LLC.	7.250%	6/15/25	BB	2,202,369
1,175	Peabody Securities Finance Corporation, 144A	6.375%	3/31/25	BB	1,207,312
4,000	Pertamina Persero PT, 144A	4.875%	5/03/22	Baa2	4,061,632
3,250	Petrobras Global Finance BV	7.375%	1/17/27	Ba2	3,245,938
2,000	Petroleos Mexicanos, 144A	5.350%	2/12/28	BBB+	1,888,000
1,000	Sanchez Energy Corp, 144A	7.250%	2/15/23	BB–	990,000
1,750	Shelf Drilling Holdings Ltd, 144A	8.250%	2/15/25	B2	1,763,125
3,000	Southwestern Energy Company	7.500%	4/01/26	BB	3,105,000
2,000	Sunoco LP / Sunoco Finance Corp., 144A	4.875%	1/15/23	BB	1,920,000
1,800	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	5.875%	4/15/26	BB–	1,813,500
1,000	TransMontaigne Partners LP / TLP Finance Corp, 144A	6.125%	2/15/26	BB	1,010,000
1,750	Ultra Resources, Inc., 144A	7.125%	4/15/25	BB	1,229,375
1,015	W&T Offshore, Inc.	8.500%	6/15/19	CC	1,002,313
1,250	Whiting Petroleum Corporation, 144A	6.625%	1/15/26	BB–	1,289,063
2,000	WPX Energy Inc.	5.750%	6/01/26	BB–	2,000,000
	Total Oil, Gas & Consumable Fuels				60,631,252

	Personal Products – 0.6%

2,590	Coty Inc., 144A	6.500%	4/15/26	BB	2,484,781

	Pharmaceuticals – 2.2%

2,790	Endo Finance LLC, 144A	5.375%	1/31/23	B3	2,232,000
3,500	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	BB	3,566,058
1,000	Valeant Pharmaceuticals International, 144A	5.500%	11/01/25	BB–	985,500

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals (continued)

$2,500	VRX Escrow Corp., 144A	5.875%	5/15/23	B–	$2,348,438
	Total Pharmaceuticals				9,131,996

	Real Estate Management & Development – 1.9%

3,700	Hunt Cos Inc., 144A	6.250%	2/15/26	BB–	3,450,250
1,700	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	1,649,000
2,758	Mattamy Group Corporation, 144A	6.500%	10/01/25	BB	2,704,384
	Total Real Estate Management & Development				7,803,634

	Road & Rail – 2.8%

1,500	Avis Budget Car Rental, 144A	5.125%	6/01/22	BB	1,470,000
2,318	Herc Rentals, Inc., 144A	7.750%	6/01/24	B+	2,474,465
3,315	The Hertz Corporation, 144A	7.625%	6/01/22	BB–	3,182,400
2,000	United Rentals North America Inc.	4.875%	1/15/28	BB	1,857,500
2,500	XPO CNW, Inc.	6.700%	5/01/34	B	2,518,750
	Total Road & Rail				11,503,115

	Software – 0.5%

2,065	CDK Global Inc.	5.875%	6/15/26	BB+	2,108,881

	Specialty Retail – 1.4%

1,500	goeasy Ltd, 144A	7.875%	11/01/22	BB–	1,586,250
1,750	L Brands, Inc.	6.875%	11/01/35	BB+	1,557,500
1,500	Rent-A-Center, Inc.	4.750%	5/01/21	B3	1,500,000
1,000	Sonic Automotive Inc.	6.125%	3/15/27	B+	945,000
	Total Specialty Retail				5,588,750

	Technology Hardware, Storage & Peripherals – 0.6%

1,190	NCR Corporation	6.375%	12/15/23	BB	1,233,138
1,500	Seagate HDD Cayman	4.875%	6/01/27	Baa3	1,393,700
	Total Technology Hardware, Storage & Peripherals				2,626,838

	Tobacco – 0.4%

1,750	Vector Group Limited, 144A	6.125%	2/01/25	BB–	1,690,937

	Trading Companies & Distributors – 0.1%

500	Fortress Transportation & Infrastructure Investors LLC, 144A	6.750%	3/15/22	B+	511,250

	Transportation Infrastructure – 0.7%

2,000	Hidrovias International Finance SARL, 144A	5.950%	1/24/25	BB	1,795,000
1,300	Navigator Holdings Limited, 144A, Reg S	7.750%	2/10/21	N/R	1,270,623
	Total Transportation Infrastructure				3,065,623

	Wireless Telecommunication Services – 4.1%

1,900	C&W SR Financing Designated Activity Co, 144A	6.875%	9/15/27	BB–	1,821,625
2,500	Digicel Limited, 144A	6.000%	4/15/21	B1	2,256,250
2,250	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	2,081,250
1,500	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	1,377,750
3,250	Sprint Capital Corporation	6.875%	11/15/28	B+	3,120,000
1,000	Sprint Corp	7.625%	3/01/26	B+	1,018,750
2,800	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	5.152%	3/20/28	Baa2	2,744,000
2,500	UPC Holding BV, 144A	5.500%	1/15/28	B	2,250,000
	Total Wireless Telecommunication Services				16,669,625
	Total Corporate Bonds (cost $483,096,733)				471,084,765

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.0% (5.7% of Total Investments)

	Automobiles – 0.7%

$3,000	General Motors Financial Company Inc.	5.750%	N/A (5)	BB+	$2,876,250

	Banks – 2.6%

3,000	Bank of America Corp	5.875%	N/A (5)	BBB–	2,932,500
2,250	CIT Group Inc., Series A	5.800%	N/A (5)	B+	2,221,875
1,385	Citigroup Inc.	5.875%	N/A (5)	BB+	1,418,724
2,000	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,489,888
1,320	JPMorgan Chase & Company	6.750%	N/A (5)	BBB	1,435,500
9,955	Total Banks				10,498,487

	Capital Markets – 0.7%

3,000	Morgan Stanley	5.550%	N/A (5)	BB+	3,092,100

	Commercial Services & Supplies – 0.4%

1,500	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	1,545,000

	Food Products – 0.9%

1,500	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	1,650,000
2,000	Land O’ Lakes Incorporated, 144A	7.250%	N/A (5)	BB	2,180,000
3,500	Total Food Products				3,830,000

	Insurance – 1.0%

2,000	La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB	2,040,600
2,000	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,050,000
4,000	Total Insurance				4,090,600

	Oil, Gas & Consumable Fuels – 1.2%

2,000	Buckeye Partners LP.	6.375%	1/22/78	Ba1	1,782,957
1,750	Enbridge Inc.	6.000%	1/15/77	BBB–	1,645,000
1,750	Plains All American Pipeline L.P	6.125%	1/15/77	BB	1,645,000
5,500	Total Oil, Gas & Consumable Fuels				5,072,957
	Wireless Telecommunication Services – 0.5%

2,000	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	N/A (5)	BB–	2,085,000
$32,455	Total $1,000 Par (or similar) Institutional Preferred (cost $33,055,485)				33,090,394

Principal Amount (000)	Description (1), (6)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 7.7% (5.4% of Total Investments)
	Banks – 5.4%

$1,200	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (5)	Ba2	$1,059,000
3,000	Barclays PLC, Reg S	7.875%	N/A (5)	BB+	3,099,336
2,215	Credit Agricole SA, 144A	8.125%	N/A (5)	BBB–	2,345,132
2,000	Credit Agricole, S.A, 144A	6.625%	N/A (5)	BBB–	2,000,000
2,000	HSBC Holdings PLC	6.375%	N/A (5)	BBB	1,962,500
2,500	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	BB–	2,335,000
3,705	Lloyds Banking Group PLC	7.500%	N/A (5)	Baa3	3,762,427
3,000	Royal Bank of Scotland Group PLC	7.500%	N/A (5)	Ba3	3,058,500
2,975	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	2,788,325
22,595	Total Banks				22,410,220
	Capital Markets – 1.9%

1,500	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	1,548,750
2,000	Deutsche Bank AG, Reg S	6.250%	N/A (5)	BB–	1,770,816
2,000	Macquarie Bank Limited, 144A	6.125%	N/A (5)	Ba1	1,795,000
2,500	UBS Group AG, Reg S	7.000%	N/A (5)	BBB–	2,534,375
8,000	Total Capital Markets				7,648,941
	Diversified Financial Services – 0.4%

1,500	BNP Paribas, 144A	7.375%	N/A (5)	BBB–	1,533,750
$32,095	Total Contingent Capital Securities (cost $32,536,988)				31,592,911

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 7.5% (5.3% of Total Investments)

	Argentina – 0.8%

$1,000	Republic of Argentina	6.875%	4/22/21	B+	$985,000
2,350	Republic of Argentina	7.500%	4/22/26	B+	2,167,875
3,350	Total Argentina				3,152,875

	Costa Rica – 0.8%

400	Republic of Costa Rica, 144A	7.000%	4/04/44	Ba2	390,000
2,900	Republic of Costa Rica, 144A	4.250%	1/26/23	Ba2	2,747,953
3,300	Total Costa Rica				3,137,953

	Dominican Republic – 0.7%

3,000	Dominican Republic, 144A	5.500%	1/27/25	BB–	2,979,720

	Egypt – 0.6%

2,500	Arab Republic of Egypt, 144A	5.875%	6/11/25	B	2,325,325

	El Salvador – 0.5%

2,100	Republic of El Salvador, 144A	7.750%	1/24/23	B3	2,203,677

	Honduras – 0.5%

1,000	Honduras Government, 144A	8.750%	12/16/20	BB–	1,080,950
1,000	Honduras Government, 144A	6.250%	1/19/27	BB–	1,002,200
2,000	Total Honduras				2,083,150

	Oman – 0.7%

1,000	Oman Government International Bond, 144A	4.750%	6/15/26	Baa3	916,380
2,000	Oman Government International Bond, 144A	5.625%	1/17/28	Baa3	1,882,500
3,000	Total Oman				2,798,880

	Saudi Arabia – 0.7%

3,000	Saudi Government International Bond, 144A	4.000%	4/17/25	A1	2,985,180

	South Africa – 0.7%

3,000	Republic of South Africa	5.875%	9/16/25	Baa3	3,079,200

	Sri Lanka – 0.7%

3,000	Republic of Sri Lanka, 144A	6.125%	6/03/25	B+	2,803,302

	Turkey – 0.8%

2,000	Republic of Turkey, Government Bond	5.750%	3/22/24	BB+	1,926,904
1,200	Republic of Turkey, Government Bond	7.375%	2/05/25	BB+	1,240,800
3,200	Total Turkey				3,167,704
$31,450	Total Sovereign Debt (cost $32,130,276)				30,716,966

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.7% (0.5% of Total Investments)

	Banks – 0.1%

10,786	Zions Bancorporation	0.000%		BB	$291,006

	Food Products – 0.3%

50,000	CHS Inc.	7.100%		N/R	1,364,000

	Oil, Gas & Consumable Fuels – 0.3%

60,000	Nustar Energy LP	8.500%		B1	1,405,800
	Total $25 Par (or similar) Retail Preferred (cost $3,148,622)				3,060,806

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2018
(Unaudited)

Shares	Description (1)			Value

	COMMON STOCKS – 0.3% (0.2% of Total Investments)

	Energy Equipment & Services – 0.0%

722	Key Energy Services Inc.			$11,726

	Oil, Gas & Consumable Fuels – 0.3%

13,236	Penn Virginia Corporation			1,123,604
2,418	Vanguard Natural Resources, LLC			11,848
	Total Oil, Gas & Consumable Fuels			1,135,452
	Total Common Stocks (cost $2,425,986)			1,147,178
	Total Long-Term Investments (cost $586,394,090)			570,693,020

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.8% (2.0% of Total Investments)

	REPURCHASE AGREEMENTS – 2.8% (2.0% of Total Investments)

$11,363	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/18, repurchase price $11,363,434, collateralized by $12,095,000 U.S. Treasury Notes, 2.000%, due 2/15/25, value $11,592,042	0.900%	7/02/18	$11,362,582
	Total Short-Term Investments (cost $11,362,582)			11,362,582
	Total Investments (cost $597,756,672) – 141.6%			582,055,602
	Borrowings – (42.6)% (7), (8)			(175,200,000)
	Other Assets Less Liabilities – 1.0% (9)			4,083,013
	Net Assets – 100%			$410,938,615

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Canadian Dollar	$1,030,000	U.S. Dollar	$773,552	Goldman Sachs Bank USA	8/17/18	$10,530
Canadian Dollar	77,000	U.S. Dollar	57,889	Goldman Sachs Bank USA	8/17/18	727
Canadian Dollar	76,000	U.S. Dollar	57,847	Goldman Sachs Bank USA	8/17/18	8
U.S. Dollar	4,688,056	Canadian Dollar	6,175,979	Goldman Sachs Bank USA	8/17/18	(13,375)
Total						$(2,110)
Total unrealized appreciation on forward foreign currency contracts						$11,265
Total unrealized depreciation on forward foreign currency contracts						$(13,375)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(90)	9/18	$(10,762,114)	$(10,816,875)	$(54,761)	$—

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$3,902,016	$3,902,016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)

As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Perpetual security. Maturity date is not applicable.

(6)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(7)	Borrowings as a percentage of Total Investments is 30.1%.

(8)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(9)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

WI/DD	Purchased on when-issued or delayed delivery basis.

CAD	Canadian Dollar

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $586,394,090)	$570,693,020
Short-term investments, at value (cost approximates value)	11,362,582
Cash	219,324
Cash collateral at brokers for investments in futures contracts(1)	97,000
Unrealized appreciation on:
Forward foreign currency contracts	11,265
Interest rate swaps	3,902,016
Receivable for:
Dividends	22,188
Interest	10,055,204
Investments sold	285,199
Reclaims	16,684
Other assets	110,101
Total assets	596,774,583
Liabilities
Borrowings	175,200,000
Unrealized depreciation on forward foreign currency contracts	13,375
Payable for:
Dividends	2,457,307
Investments purchased	7,440,222
Accrued expenses:
Interest on borrowings	29,517
Management fees	414,302
Trustees fees	79,608
Other	201,637
Total liabilities	185,835,968
Net assets	$410,938,615
Shares outstanding	23,232,075
Net asset value (“NAV”) per share outstanding	$17.69
Net assets consist of:
Shares, $0.01 par value per share	$232,321
Paid-in surplus	488,026,665
Undistributed (Over-distribution of) net investment income	(2,230,600)
Accumulated net realized gain (loss)	(63,233,102)
Net unrealized appreciation (depreciation)	(11,856,669)
Net assets	$410,938,615
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2018

(Unaudited)

Investment Income	$20,059,091
Expenses
Management fees	2,534,651
Interest expense on borrowings	2,272,885
Custodian fees	77,652
Trustees fees	6,989
Professional fees	38,167
Shareholder reporting expenses	46,377
Shareholder servicing agent fees	208
Stock exchange listing fees	3,358
Investor relations expenses	20,451
Other	16,305
Total expenses	5,017,043
Net investment income (loss)	15,042,048
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(5,410,664)
Forward foreign currency contracts	57,236
Futures contracts	396,539
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,761,989)
Forward foreign currency contracts	127,721
Futures contracts	(116,305)
Swaps	2,970,729
Net realized and unrealized gain (loss)	(17,736,733)
Net increase (decrease) in net assets from operations	$(2,694,685)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/18	Year Ended 12/31/17
Operations
Net investment income (loss)	$15,042,048	$32,937,448
Net realized gain (loss) from:
Investments and foreign currency	(5,410,664)	4,638,805
Forward foreign currency contracts	57,236	(699,818)
Futures contracts	396,539	(554,053)
Swaps	—	(1,027,460)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,761,989)	12,637,796
Forward foreign currency contracts	127,721	(298,769)
Futures contracts	(116,305)	(188,967)
Swaps	2,970,729	1,983,685
Net increase (decrease) in net assets from operations	(2,694,685)	49,428,667
Distributions to Shareholders
From net investment income	(16,425,077)	(31,142,820)
Return of capital	—	(2,311,368)
Decrease in net assets from distributions to shareholders	(16,425,077)	(33,454,188)
Net increase (decrease) in net assets	(19,119,762)	15,974,479
Net assets at the beginning of period	430,058,377	414,083,898
Net assets at the end of period	$410,938,615	$430,058,377
Undistributed (Over-distribution of) net investment income at the end of period	$(2,230,600)	$(847,571)

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2018

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$(2,694,685)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(211,978,237)
Proceeds from sales and maturities of investments	211,771,030
Proceeds from (Purchases of) short-term investments, net	(7,974,115)
Proceeds from (Payments for) closed foreign currency spot contracts	47,798
Payment-in-kind distributions	(103,611)
Amortization (Accretion) of premiums and discounts, net	(347,954)
(Increase) Decrease in:
Receivable for dividends	(22,188)
Receivable for interest	(121,695)
Receivable for investments sold	58,207
Receivable for reclaims	(16,684)
Other assets	35,612
Increase (Decrease) in:
Payable for investments purchased	7,440,222
Payable for variation margin on futures contracts	(19,094)
Accrued interest on borrowings	5,878
Accrued management fees	(25,085)
Accrued Trustees fees	6,716
Accrued other expenses	29,556
Net realized (gain) loss from investments and foreign currency	5,410,664
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	15,761,989
Forward foreign currency contracts	(127,721)
Swaps	(2,970,729)
Net cash provided by (used in) operating activities	14,165,874
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(13,967,770)
Net cash provided by (used in) financing activities	(13,967,770)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	198,104
Cash and cash collateral at brokers at the beginning of period	118,220
Cash and cash collateral at brokers at the end of period	$316,324

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$2,218,775

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions				Discounts from Shares
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Repurchased and Retired	Repurchased and Retired through Tender Offer	Ending NAV	Ending Share Price
Year Ended 12/31:
2018(f)	$18.51	$0.65	$(0.76)	$(0.11)	$(0.71)	$—	$—	$(0.71)	$—	$—	$17.69	$15.44
2017	17.82	1.42	0.71	2.13	(1.34)	—	(0.10)	(1.44)	—	—	18.51	16.91
2016	16.05	1.47	1.83	3.30	(1.51)	—	(0.03)	(1.54)	0.01	—	17.82	15.99
2015	19.46	1.58	(3.64)	(2.06)	(1.23)	—	(0.34)	(1.57)	0.09	0.13	16.05	13.74
2014(e)	20.00	0.12	(0.66)	(0.54)	—	—	—	—	—	—	19.46	17.25

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2018(f)	$175,200	$3,346
2017	175,200	3,455
2016	164,800	3,513
2015	170,500	3,196
2014(e)	56,000	12,159

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate(d)

(0.63)%	(4.61)%	$410,939	2.40	%*	7.18	%*	36%
12.25	15.14	430,058	2.08		7.70		77
21.85	29.26	414,084	1.97		8.91		49
(10.36)	(12.07)	374,403	1.86		8.36		61
(2.65)	(5.74)	624,877	1.47	*	6.09	*	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2018(f)	1.09	%*
2017	0.78
2016	0.66
2015	0.49
2014(e)	0.17	*

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period from November 24, 2014 (commencement of operations) through December 31, 2014.
(f)	For the six months ended June 30, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to

Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global High Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGH.” The Fund was organized as a Massachusetts business trust on August 5, 2014.

The end of the reporting period for the Fund is June 30, 2018, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide a high level of current income. Under normal market conditions:

•

The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans and convertible debt securities.

•

The Fund will invest at least 65% of its managed assets in securities that at the time of investment are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities are commonly referred to as “high-yield” securities or “junk bonds” and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•

The Fund will invest at least 40% of its managed assets in securities of issuers located outside of the United States. In addition, under normal market conditions, no more than 25% of the Fund’s managed assets may be invested in securities of issuers located in emerging market countries.

•	No more than 15% of the Fund’s managed assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•

The Fund may invest in other investment companies that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemptive orders issued by the Securities and Exchange Commission (“SEC”).

•	The Fund will invest no more than 10% of its managed assets in U.S. dollar cash or cash equivalents.

The Fund may use the following derivative instruments and other investment techniques: options, futures contracts, options on futures contracts, swaps (including interest rate swaps, credit default swaps and currency swaps), options on swaps, forward foreign currency contracts and options on foreign currencies. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only. The Fund may use other derivative instruments and other investment techniques for duration management or otherwise in an effort to increase the Fund’s yield or to enhance returns.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$5,029,688

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and

Notes to Financial Statements (continued)

(Unaudited)

minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$471,084,765	$—	$471,084,765
$1,000 Par (or similar) Institutional Preferred	—	33,090,394	—	33,090,394
Contingent Capital Securities	—	31,592,911	—	31,592,911
Sovereign Debt	—	30,716,966	—	30,716,966
$25 Par (or similar) Retail Preferred	3,060,806	—	—	3,060,806
Common Stocks	1,147,178	—	—	1,147,178

Short-Term Investments:
Repurchase Agreements	—	11,362,582	—	11,362,582

Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(2,110)	—	(2,110)
Futures Contracts**	(54,761)	—	—	(54,761)
Interest Rate Swaps**	—	3,902,016	—	3,902,016
Total	$4,153,223	$581,747,524	$—	$585,900,747
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$43,748,311	7.5%
United Kingdom	28,825,166	5.0
Mexico	13,739,650	2.4
Brazil	12,699,600	2.2
Luxembourg	11,586,678	2.0
Australia	10,502,188	1.8
France	8,435,731	1.4
Netherlands	8,219,291	1.4
Italy	7,195,125	1.2
South Africa	7,066,020	1.2
Other	88,855,576	15.2
Total non-U.S. securities	$240,873,336	41.3%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$11,362,582	$(11,362,582)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading

Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

The Fund is authorized to enter into forward foreign currency contracts (“forward contract”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead or decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Fund used foreign currency contracts to hedge a portion of the currency risk present in the Fund’s non-U.S. dollar denominated bond exposures.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Average notional amount of forward foreign currency contracts outstanding*	$7,115,254
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Foreign currency rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$11,265	Unrealized depreciation on forward foreign currency contracts	$(13,375)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Goldman Sachs Bank USA	$11,265	$(13,375)	$(2,110)	—	$(2,110)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency rate	Forward contracts	$57,236	$127,721

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$11,209,667
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Cash collateral at brokers for investments in futures contracts*	$(54,761)	—	$—
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$396,539	$(116,305)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$87,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$3,902,016	—	$—
**

Some swaps contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amount Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$3,902,016	$—	$3,902,016	$—	$(3,750,823)	$151,193
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$2,970,729

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $211,978,237 and $211,771,030, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$598,790,664
Gross unrealized:
Appreciation	$6,181,655
Depreciation	(22,916,717)
Net unrealized appreciation (depreciation) of investments	$(16,735,062)

Tax cost of futures contracts	$(54,761)
Net unrealized appreciation (depreciation) of futures contracts	—

Tax cost of forward contracts	$(2,110)
Net unrealized appreciation (depreciation) of forwards contracts	—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	3,902,016

Permanent differences, primarily due to foreign currency transactions, complex securities character adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2017, the Fund’s last tax year end, as follows:
Paid-in surplus	$(39,374)
Undistributed (Over-distribution of) net investment income	(1,020,892)
Accumulated net realized gain (loss)	1,060,266

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2017, was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$31,142,820
Distributions from net long-term capital gains	—
Return of capital	2,311,368
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$57,973,034

During the Fund’s last tax year ended December 31, 2017, the Fund utilized $3,174,667 of its capital loss carryforwards.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

Notes to Financial Statements (continued)

(Unaudited)

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2018, the complex-level fee for the Fund was 0.1591%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing agreement as a means of leverage.

As of the end of the reporting period, the Fund has entered into a $180,000,000 (maximum commitment amount) senior committed secured 364-day revolving line of credit (“Borrowings”), with its custodian bank. As of the end of the reporting period, the outstanding balance on these Borrowings was $175,200,000.

Interest is charged on these Borrowings at the one-month LIBOR (London Inter-Bank Offered Rate) in effect that day plus 0.75%. In addition to interest expense, the Fund accrues a 0.15% per annum facility fee based on the unused portion of the maximum commitment amount of the Borrowings through the renewal date to the extent the unused portion of the Borrowings is less than 50% otherwise the per annum facility fee is 0.25%. The Fund also incurred an amendment fee of 0.05% based on the maximum commitment amount of the Borrowings. During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $175,200,000 and 2.51%.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, commitment fees and the amendment fee are each recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JGH
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Barclays Global High Yield Hedged Index: An unmanaged index considered representative of fixed-rate, non-investment grade debt of companies in the U.S., developed markets and emerging markets. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and the Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••

Leverage Management Services – continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••

Capital Management Services – continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics – continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••

Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business-related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one- and three-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile over the three-year period. Although the Fund’s performance was below the benchmark for the three-year period, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that the Fund had a net management fee higher than the peer average, but a net expense ratio in line with the peer average.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-G-0618D 569794-INV-B-08/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 6, 2018